UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 24, 2010
(Date of earliest event reported)

21ST CENTURY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 West Oakland Park Blvd., Suite 300
Lauderdale Lakes, FL	33311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 581-9993

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Announcement of the Date of the Annual Meeting of Shareholders

21st Century Holding Company (the “Company”) currently plans to hold its 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) on Tuesday, September 14, 2010.  Shareholders of record as of the close of business on July 12, 2010 will be eligible to vote at the meeting.  The date of the 2010 Annual Meeting will occur more than 30 days after the anniversary of the Company’s 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”).  As a result, the Company has set new deadlines for the receipt of any shareholder proposals.

Rule 14a-8 Shareholder Proposal Deadline

For shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) to be presented at our 2010 Annual Meeting and included in the Company’s proxy statement, such proposals must be submitted and received by the Secretary of the Company at our principal offices, 21st Century Holding Company, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, Florida 33311, by the close of business on July 12, 2010, 2010, which we believe is a reasonable time before we will begin to print and send our proxy materials.  Such proposals will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy statement, and may be omitted if not in compliance with applicable requirements.

Timely Notice under Rule 14a-4(c)

If a shareholder wishes to submit a proposal at the 2010 Annual Meeting outside of Rule 14a-8, which is not intended to be included in the Company’s proxy statement, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act (relating to the circumstances under which a proxy may confer discretionary authority to vote on certain matters), the proposal must be received at the above address not later than July 12, 2010, which we believe is a reasonable time before we will begin to send our proxy materials for the 2010 Annual Meeting.

Bylaws Advance Notice Deadline

Article II, Section 10 (“Section 10”) of our Bylaws requires that any shareholder intending to present a proposal for action at an annual meeting that is not intended to be included in our proxy statement pursuant to Rule 14a-8 described above must give written notice of the proposal to the Secretary of the Company within the timeframe and containing the information specified in Section 10.

Section 10 of our Bylaws provides that if less than 70 days’ notice of the annual meeting is given, a shareholder’s notice of its proposal must be delivered to our Secretary not later than the close of business on the tenth day following the mail date or public disclosure of the notice to be considered timely.  We anticipate mailing the proxy materials, including the Notice of Annual Meeting, for our 2010 Annual Meeting on July 30, 2010; therefore, a shareholder’s notice would have to be received by our Secretary no later than Monday, August 9, 2010 to be considered timely.  Shareholders are advised to review our Bylaws for a complete discussion of the requirements that must be met by a shareholder intending to present a proposal at an annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY HOLDING COMPANY

Date: June 24, 2010	By:	/s/ Peter J. Prygelski, III
Name: Peter J. Prygelski, III
Title: Chief Financial Officer
(Principal Accounting and Financial Officer)